UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

INTEGRATED SILICON SOLUTION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Integrated Silicon Solution, Inc. (“ISSI”) by Uphill Investment Co. (“Uphill”) and a wholly-owned subsidiary of Uphill (“Merger Sub”) pursuant to the terms of an Agreement and Plan of Merger, dated March 12, 2015, by and among ISSI and Uphill:

(i)	Letter to Customers;

(ii)	Letter to Company Employees;

(iii)	Letter to Suppliers and Partners

Each item listed above was first used or made available on March 12, 2015

March 12, 2015

To Our Valued ISSI Customers and Channel Partners,

Today, a Chinese consortium of investors led by Summitview Capital (collectively known as Uphill Investment Co.) announced the signing of a definitive agreement to acquire ISSI in a transaction that will result in ISSI becoming a privately owned company. The transaction is subject to the approval of ISSI’s stockholders, regulatory approvals and other closing conditions. We expect the transaction to close in the third calendar quarter of 2015.

After 20 years as a publicly listed company, we see this as an ideal opportunity to focus on key growth initiatives, while also supporting our customers and expanding our product offerings. We will continue our market focus on the automotive, industrial/medical, communications, and select consumer electronics markets.

Operationally, it will be business as usual for our customers and channel partners. We will communicate any changes that may occur to you as timely as possible, but for the foreseeable future, we request that you continue to do business using your current contacts and processes for all ISSI products.

We remain committed to providing you with outstanding customer service, high-quality products and solutions, long-term product support, and industry-leading supply chain management. We look forward to continuing our long and mutually beneficial relationship.

If you have any questions or concerns, please contact your local sales contact.

Best Regards,

/s/ Scott D. Howarth

Scott D. Howarth

President & CEO

Integrated Silicon Solution, Inc.

Forward Looking Statements

This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning closing the acquisition, ideal opportunity to focus on key growth initiatives, continuing our market focus and continuing our long and mutually beneficial relationship are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those anticipated. Such risks and uncertainties include obtaining stockholder approval of the transaction, the ability to complete the restructuring of ISSI’s operations in Taiwan, the satisfaction of the other closing conditions in the definitive agreement (including regulatory approvals), supply and demand conditions in the market place (especially in the automotive market and the industrial market), unexpected reductions in average selling prices for our products, our ability to sell our products in our key markets (including automotive and industrial) and the pricing and gross margins achieved on such sales, our ability to continue to control or reduce operating expenses (including merger and proxy related expenses), our ability to obtain a sufficient supply of wafers, wafer pricing, our ability to maintain sufficient inventory of products to satisfy customer orders, our ability to realize the expected benefits of our acquisitions including maintaining relationships with key customers, vendors and employees, changes in manufacturing yields, order cancellations, order rescheduling, product warranty claims, competition, the level and value of inventory held by OEM customers, the outcome of any existing or future litigation involving the acquisition transaction, intellectual property or other matters (including our existing litigation with GSI Technology) or other risks listed from time to time in ISSI’s filings with the Securities and Exchange Commission (the “SEC”), including ISSI’s Form 10-K for the year ended September 30, 2014 and Form 10-Q for the quarter ended December 31, 2014. ISSI assumes no obligation to update or revise the forward-looking statements in this letter because of new information, future events, or otherwise.

Additional Information and Where to Find It

ISSI, its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with ISSI’s Special Meeting of Stockholders to consider approval of the acquisition (the “Special Meeting”). ISSI plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the Special Meeting.

Jimmy S. M. Lee, Scott D. Howarth, Kong Yeu Han, Paul Chien, Jonathan Khazam, Keith McDonald, Stephen Pletcher, Bruce A. Wooley and John Zimmerman, all of whom are members of ISSI’s Board of Directors, and John M. Cobb, Vice President and Chief Financial Officer, are participants in ISSI’s solicitation. Other than Messrs. Lee and Han, none of such participants owns in excess of 1% of ISSI’s common stock. Messrs. Lee and Han may each be deemed to own approximately 1.1% of ISSI’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant documents to be filed with the SEC in connection with the Special Meeting. Information relating to the foregoing can also be found in ISSI’s Annual Report on Form 10-K/A, which was filed with the SEC on January 27, 2015. To the extent that holdings of ISSI’s securities have changed since the amounts printed in the Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Promptly after filing its definitive proxy statement with the SEC, ISSI will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ISSI WILL FILE WITH THE SEC WHEN THEY

BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive proxy statement and any other documents filed by ISSI with the SEC in connection with the Special Meeting at the SEC’s website (http://www.sec.gov), at ISSI’s website (http://www.issi.com) or by writing to Investor Relations, Integrated Silicon Solution, Inc., 1623 Buckeye Drive, Milpitas, CA 95035.

March 12, 2015

To: All ISSI Employees

From: Scott Howarth

Subject: Acquisition Announcement

I have very exciting news to share with each of you that marks the next step in ISSI’s long and successful history. Today, a Chinese consortium of investors led by Summitview Capital (collectively known as Uphill Investment Co.) announced the signing of a definitive agreement to acquire ISSI for $19.25 per share in cash. As a result of the planned acquisition, ISSI will be privately owned. The transaction is subject to the approval of ISSI stockholders as well as regulatory approvals and other closing conditions. We expect the transaction to close in the third calendar quarter of 2015.

After 20 years as a public company, this opportunity to become privately owned will allow us to focus on key growth initiatives without the challenges and costs of the public market. We are excited by the business possibilities created by the acquisition, which we feel will provide expanded operational flexibility and additional opportunities to further drive innovation and growth. For you as an employee, it will be business as usual as we proceed forward with our growth initiatives. It will simply be under a different ownership structure.

I will be hosting live video and conference calls with all employees this week and next to give additional background and details on the transaction. I will send an invitation shortly with more details.

Until the transaction is complete, please stay focused on executing our fiscal 2015 plans and achieving exceptional results, which we will further build upon together post acquisition. In particular, we need to assure our customers that we will provide continuity of supply of our high quality products throughout this transition. We also need to assure our partners that we will maintain our relationships and continue to support their needs.

We will provide periodic updates and communications so that you stay informed of the progress and developments. We look forward to our continued success in delivering high quality products and services to our customers.

Congratulations to the entire team for this momentous achievement, and thank you in advance for your ongoing support during this transition.

Regards,

/s/ Scott D. Howarth

Scott D. Howarth

President & CEO

Integrated Silicon Solution, Inc.

Forward Looking Statements

This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning closing the acquisition, being excited by the business possibilities created by the acquisition, expanded operational flexibility and additional opportunities to drive innovation and growth, achieving our growth initiatives, achieving exceptional results, providing continuity of supply, maintaining our relationships and continuing to support needs and our continued success are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those anticipated. Such risks and uncertainties include obtaining stockholder approval of the transaction, the ability to complete the restructuring of ISSI’s operations in Taiwan, the satisfaction of the other closing conditions in the definitive agreement (including regulatory approvals), supply and demand conditions in the market place (especially in the automotive market and the industrial market), unexpected reductions in average selling prices for our products, our ability to sell our products in our key markets (including automotive and industrial) and the pricing and gross margins achieved on such sales, our ability to continue to control or reduce operating expenses (including merger and proxy related expenses), our ability to obtain a sufficient supply of wafers, wafer pricing, our ability to maintain sufficient inventory of products to satisfy customer orders, our ability to realize the expected benefits of our acquisitions including maintaining relationships with key customers, vendors and employees, changes in manufacturing yields, order cancellations, order rescheduling, product warranty claims, competition, the level and value of inventory held by OEM customers, the outcome of any existing or future litigation involving the acquisition transaction, intellectual property or other matters (including our existing litigation with GSI Technology) or other risks listed from time to time in ISSI’s filings with the Securities and Exchange Commission (the “SEC”), including ISSI’s Form 10-K for the year ended September 30, 2014 and Form 10-Q for the quarter ended December 31, 2014. ISSI assumes no obligation to update or revise the forward-looking statements in this letter because of new information, future events, or otherwise.

Additional Information and Where to Find It

ISSI, its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with ISSI’s Special Meeting of Stockholders to consider approval of the acquisition (the “Special Meeting”). ISSI plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the Special Meeting.

Jimmy S. M. Lee, Scott D. Howarth, Kong Yeu Han, Paul Chien, Jonathan Khazam, Keith McDonald, Stephen Pletcher, Bruce A. Wooley and John Zimmerman, all of whom are members of ISSI’s Board of Directors, and John M. Cobb, Vice President and Chief Financial Officer, are participants in ISSI’s solicitation. Other than Messrs. Lee and Han, none of such participants owns in excess of 1% of ISSI’s common stock. Messrs. Lee and Han may each be deemed to own approximately 1.1% of ISSI’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant documents to be filed with the SEC in connection with the Special Meeting. Information relating to the foregoing can also be found in ISSI’s Annual Report on Form 10-K/A, which was filed with the SEC on January 27, 2015. To the extent that holdings of ISSI’s securities have changed since the amounts printed in the Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Promptly after filing its definitive proxy statement with the SEC, ISSI will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ISSI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive proxy statement and any other documents filed by ISSI with the SEC in connection with the Special Meeting at the SEC’s website (http://www.sec.gov), at ISSI’s website (http://www.issi.com) or by writing to Investor Relations, Integrated Silicon Solution, Inc., 1623 Buckeye Drive, Milpitas, CA 95035.

March 12, 2015

To Our Valued ISSI Suppliers and Partners,

Today, a Chinese consortium of investors led by Summitview Capital (collectively known as Uphill Investment Co.) announced the signing of a definitive agreement to acquire ISSI in a transaction that will result in ISSI becoming a privately owned company. The transaction is subject to the approval of ISSI’s stockholders, regulatory approvals and other closing conditions. We expect the transaction to close in the third calendar quarter of 2015.

After 20 years as a publicly listed company, we see this as an ideal opportunity to focus on key growth initiatives and further invest in new product offerings, while continuing to fully support the needs of our long-term customers. We will continue our market focus on the automotive, industrial/medical, communications, and select consumer electronics markets.

Operationally, it will be business as usual for our supply chain partners, and you can expect the same people and processes going forward. We will communicate any changes that may occur as timely as possible, but for the foreseeable future, we request that you continue to do business using your current contacts and processes for all ISSI products.

We look forward to continuing our long and mutually beneficial relationship.

If you have any questions or concerns, please contact your local ISSI representative.

Best Regards,

/s/ Scott D. Howarth

Scott D. Howarth

President & CEO

Integrated Silicon Solution, Inc.

Forward Looking Statements

This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning closing the acquisition, ideal opportunity to focus on key growth initiatives and further invest in new product offerings, continuing our market focus and continuing our long and mutually beneficial relationship are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those anticipated. Such risks and uncertainties include obtaining stockholder approval of the transaction, the ability to complete the restructuring of ISSI’s operations in Taiwan, the satisfaction of the other closing conditions in the definitive agreement (including regulatory approvals), supply and demand conditions in the market place (especially in the automotive market and the industrial market), unexpected reductions in average selling prices for our products, our ability to sell our products in our key markets (including automotive and industrial) and the pricing and gross margins achieved on such sales, our ability to continue to control or reduce operating expenses (including merger and proxy related expenses), our ability to obtain a sufficient supply of wafers, wafer pricing, our ability to maintain sufficient inventory of products to satisfy customer orders, our ability to realize the expected benefits of our acquisitions including maintaining relationships with key customers, vendors and employees, changes in manufacturing yields, order cancellations, order rescheduling, product warranty claims, competition, the level and value of inventory held by OEM customers, the outcome of any existing or future litigation involving the acquisition transaction, intellectual property or other matters (including our existing litigation with GSI Technology) or other risks listed from time to time in ISSI’s filings with the Securities and Exchange Commission (the “SEC”), including ISSI’s Form 10-K for the year ended September 30, 2014 and Form 10-Q for the quarter ended December 31, 2014. ISSI assumes no obligation to update or revise the forward-looking statements in this letter because of new information, future events, or otherwise.

Additional Information and Where to Find It

ISSI, its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with ISSI’s Special Meeting of Stockholders to consider approval of the acquisition (the “Special Meeting”). ISSI plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the Special Meeting.

Jimmy S. M. Lee, Scott D. Howarth, Kong Yeu Han, Paul Chien, Jonathan Khazam, Keith McDonald, Stephen Pletcher, Bruce A. Wooley and John Zimmerman, all of whom are members of ISSI’s Board of Directors, and John M. Cobb, Vice President and Chief Financial Officer, are participants in ISSI’s solicitation. Other than Messrs. Lee and Han, none of such participants owns in excess of 1% of ISSI’s common stock. Messrs. Lee and Han may each be deemed to own approximately 1.1% of ISSI’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant documents to be filed with the SEC in connection with the Special Meeting. Information relating to the foregoing can also be found in ISSI’s Annual Report on Form 10-K/A, which was filed with the SEC on January 27, 2015. To the extent that holdings of ISSI’s securities have changed since the amounts printed in the Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Promptly after filing its definitive proxy statement with the SEC, ISSI will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ISSI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive proxy statement and any other documents filed by ISSI with the SEC in connection with the Special Meeting at the SEC’s website (http://www.sec.gov), at ISSI’s website (http://www.issi.com) or by writing to Investor Relations, Integrated Silicon Solution, Inc., 1623 Buckeye Drive, Milpitas, CA 95035.